UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2011

Quadrant 4 Systems Corporation
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

033-42498	65-0254624
(Commission File Number)	(IRS Employer Identification Number)

2850 Golf Road, Suite 405, Rolling Meadows, Illinois, 60008
(Address of principal executive offices)

(732) 798-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8:  OTHER EVENTS

Item 8.01 Other Events

The Company discloses that quotations for its stock and bid and offer prices have resumed being displayed on the OTC Bulletin Board, a quotation service now operated by FINRA.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Financial statements of business acquired – Not required;
Pro forma financial information – Not required;
Shell Company Transactions – Not required;
Exhibits – None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUADRANT 4 SYSTEMS CORPORATION

September 20, 2011	By:	/s/ Dhru Desai
Dhru Desai
Chief Financial Officer